EXHIBIT 11

                           HYPOTHETICAL ILLUSTRATIONS






ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges. (See "Deductions and Charges," in the prospectus.) These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above or below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an annual maintenance fee of $30 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a withdrawal charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .75% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.78%, 5.22%, and 11.22%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Northbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Northbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.




                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                               ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.78% NET)


                                                            CURRENT CHARGES(1)                          GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,676           8,826          39,998               9,598           8,748          39,998
     2                  11,025            9,362           8,533          39,998               9,192           8,364          39,998
     3                  11,576            9,056           8,249          39,998               8,781           7,974          39,998
     4                  12,155            8,760           8,016          39,998               8,363           7,620          39,998
     5                  12,763            8,473           7,835          39,998               7,937           7,300          39,998
     6                  13,401            8,194           7,662          39,998               7,501           6,970          39,998
     7                  14,071            7,923           7,498          39,998               7,052           6,627          39,998
     8                  14,775            7,660           7,341          39,998               6,586           6,268          39,998
     9                  15,513            7,405           7,192          39,998               6,101           5,889          39,998
    10                  16,289            7,157           7,157          39,998               5,593           5,593          39,998
    11                  17,103            6,951           6,951          39,998               5,080           5,080          39,998
    12                  17,959            6,751           6,751          39,998               4,537           4,537          39,998
    13                  18,856            6,555           6,555          39,998               3,959           3,959          39,998
    14                  19,799            6,365           6,365          39,998               3,343           3,343          39,998
    15                  20,789            6,178           6,178          39,998               2,685           2,685          39,998
    16                  21,829            5,997           5,997          39,998               1,978           1,978          39,998
    17                  22,920            5,820           5,820          39,998               1,213           1,213          39,998
    18                  24,066            5,647           5,647          39,998                 380             380          39,998
    19                  25,270            5,479           5,479          39,998               *               *               *
    20                  26,533            5,314           5,314          39,998               *               *               *
    25                  33,864            4,551           4,551          39,998               *               *               *
    35                  55,160            3,281           3,281          39,998               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.22% NET)


                                                            CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,850          10,000          33,138              10,745           9,895          33,138
     2                  11,025           11,775          10,946          33,138              11,557          10,728          33,138
     3                  11,576           12,781          11,973          33,138              12,442          11,634          33,138
     4                  12,155           13,875          13,131          33,138              13,410          12,666          33,138
     5                  12,763           15,066          14,429          33,138              14,469          13,831          33,138
     6                  13,401           16,362          15,831          33,138              15,628          15,097          33,138
     7                  14,071           17,772          17,347          33,138              16,896          16,471          33,138
     8                  14,775           19,305          18,987          33,138              18,284          17,966          33,138
     9                  15,513           20,974          20,761          33,138              19,805          19,593          33,138
    10                  16,289           22,790          22,790          33,138              21,474          21,474          33,138
    11                  17,103           24,890          24,890          33,138              23,407          23,407          33,138
    12                  17,959           27,210          27,210          33,138              25,551          25,551          33,138
    13                  18,856           29,785          29,785          35,146              27,939          27,939          33,138
    14                  19,799           32,609          32,609          38,152              30,585          30,585          35,784
    15                  20,789           35,701          35,701          41,413              33,483          33,483          38,841
    16                  21,829           39,087          39,087          44,950              36,657          36,657          42,155
    17                  22,920           42,803          42,803          48,367              40,140          40,140          45,358
    18                  24,066           46,883          46,883          52,041              43,965          43,965          48,801
    19                  25,270           51,369          51,369          55,993              48,170          48,170          52,505
    20                  26,533           56,307          56,307          60,249              52,798          52,798          56,494
    25                  33,864           89,139          89,139          93,596              83,572          83,572          87,751
    35                  55,160          218,512         218,512         229,437             202,743         202,743         212,880

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                               ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.22% NET)


                                                            CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                      -----------------------------------------------     ----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,263           9,413          33,138              10,158           9,308          33,138
     2                  11,025           10,534           9,705          33,138              10,312           9,483          33,138
     3                  11,576           10,812          10,005          33,138              10,461           9,654          33,138
     4                  12,155           11,099          10,355          33,138              10,608           9,864          33,138
     5                  12,763           11,394          10,757          33,138              10,749          10,112          33,138
     6                  13,401           11,698          11,167          33,138              10,883          10,352          33,138
     7                  14,071           12,011          11,586          33,138              11,007          10,582          33,138
     8                  14,775           12,333          12,014          33,138              11,115          10,796          33,138
     9                  15,513           12,664          12,451          33,138              11,202          10,989          33,138
    10                  16,289           13,005          13,005          33,138              11,264          11,264          33,138
    11                  17,103           13,423          13,423          33,138              11,346          11,346          33,138
    12                  17,959           13,856          13,856          33,138              11,400          11,400          33,138
    13                  18,856           14,303          14,303          33,138              11,426          11,426          33,138
    14                  19,799           14,766          14,766          33,138              11,421          11,421          33,138
    15                  20,789           15,245          15,245          33,138              11,378          11,378          33,138
    16                  21,829           15,740          15,740          33,138              11,290          11,290          33,138
    17                  22,920           16,253          16,253          33,138              11,142          11,142          33,138
    18                  24,066           16,783          16,783          33,138              10,917          10,917          33,138
    19                  25,270           17,331          17,331          33,138              10,595          10,595          33,138
    20                  26,533           17,898          17,898          33,138              10,154          10,154          33,138
    25                  33,864           21,042          21,042          33,138               5,160           5,160          33,138
    35                  55,160           29,176          29,176          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                               ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.78% NET)


                                                            CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,676           8,826          33,138               9,570           8,720          33,138
     2                  11,025            9,362           8,533          33,138               9,137           8,308          33,138
     3                  11,576            9,056           8,249          33,138               8,699           7,891          33,138
     4                  12,155            8,760           8,016          33,138               8,256           7,513          33,138
     5                  12,763            8,473           7,835          33,138               7,808           7,171          33,138
     6                  13,401            8,194           7,662          33,138               7,351           6,820          33,138
     7                  14,071            7,923           7,498          33,138               6,881           6,456          33,138
     8                  14,775            7,660           7,341          33,138               6,392           6,073          33,138
     9                  15,513            7,405           7,192          33,138               5,878           5,665          33,138
    10                  16,289            7,157           7,157          33,138               5,334           5,334          33,138
    11                  17,103            6,951           6,951          33,138               4,777           4,777          33,138
    12                  17,959            6,751           6,751          33,138               4,182           4,182          33,138
    13                  18,856            6,555           6,555          33,138               3,548           3,548          33,138
    14                  19,799            6,365           6,365          33,138               2,870           2,870          33,138
    15                  20,789            6,178           6,178          33,138               2,142           2,142          33,138
    16                  21,829            5,997           5,997          33,138               1,353           1,353          33,138
    17                  22,920            5,820           5,820          33,138                 484             484          33,138
    18                  24,066            5,647           5,647          33,138               *               *               *
    19                  25,270            5,479           5,479          33,138               *               *               *
    20                  26,533            5,314           5,314          33,138               *               *               *
    25                  33,864            4,551           4,551          33,138               *               *               *
    35                  55,160            3,281           3,281          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.22% NET)


                                                            CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                      -----------------------------------------------  --------------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,850          10,000          19,314              10,669           9,819          19,314
     2                  11,025           11,775          10,946          19,314              11,399          10,570          19,314
     3                  11,576           12,781          11,973          19,314              12,201          11,393          19,314
     4                  12,155           13,875          13,131          19,314              13,087          12,343          19,314
     5                  12,763           15,066          14,429          19,314              14,072          13,434          19,314
     6                  13,401           16,362          15,831          19,314              15,174          14,642          19,314
     7                  14,071           17,777          17,352          20,088              16,415          15,990          19,314
     8                  14,775           19,330          19,012          21,457              17,824          17,506          19,785
     9                  15,513           21,033          20,821          22,926              19,392          19,180          21,138
    10                  16,289           22,905          22,905          24,508              21,116          21,116          22,594
    11                  17,103           25,069          25,069          26,322              23,108          23,108          24,264
    12                  17,959           27,431          27,431          28,803              25,284          25,284          26,548
    13                  18,856           30,009          30,009          31,510              27,657          27,657          29,040
    14                  19,799           32,821          32,821          34,462              30,246          30,246          31,759
    15                  20,789           35,885          35,885          37,680              33,068          33,068          34,721
    16                  21,829           39,223          39,223          41,184              36,141          36,141          37,948
    17                  22,920           42,858          42,858          45,001              39,484          39,484          41,458
    18                  24,066           46,833          46,833          49,175              43,117          43,117          45,273
    19                  25,270           51,179          51,179          53,738              47,060          47,060          49,413
    20                  26,533           55,932          55,932          58,729              51,335          51,335          53,901
    25                  33,864           87,248          87,248          91,610              78,551          78,551          82,478
    35                  55,160          213,945         213,945         216,084             188,932         188,932         190,821

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                               ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.22% NET)


                                                            CURRENT CHARGES(1)                       GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,263           9,413          19,314              10,079           9,229          19,314
     2                  11,025           10,534           9,705          19,314              10,138           9,310          19,314
     3                  11,576           10,812          10,005          19,314              10,177           9,370          19,314
     4                  12,155           11,099          10,355          19,314              10,192           9,448          19,314
     5                  12,763           11,394          10,757          19,314              10,177           9,540          19,314
     6                  13,401           11,698          11,167          19,314              10,128           9,597          19,314
     7                  14,071           12,011          11,586          19,314              10,036           9,611          19,314
     8                  14,775           12,333          12,014          19,314               9,891           9,572          19,314
     9                  15,513           12,664          12,451          19,314               9,680           9,468          19,314
    10                  16,289           13,005          13,005          19,314               9,392           9,392          19,314
    11                  17,103           13,423          13,423          19,314               9,047           9,047          19,314
    12                  17,959           13,856          13,856          19,314               8,594           8,594          19,314
    13                  18,856           14,303          14,303          19,314               8,008           8,008          19,314
    14                  19,799           14,766          14,766          19,314               7,263           7,263          19,314
    15                  20,789           15,245          15,245          19,314               6,318           6,318          19,314
    16                  21,829           15,740          15,740          19,314               5,121           5,121          19,314
    17                  22,920           16,253          16,253          19,314               3,595           3,595          19,314
    18                  24,066           16,783          16,783          19,314               1,637           1,637          19,314
    19                  25,270           17,331          17,331          19,314               *               *               *
    20                  26,533           17,898          17,898          19,314               *               *               *
    25                  33,864           21,042          21,042          22,094               *               *               *
    35                  55,160           29,345          29,345          29,638               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.



                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                               ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.78% NET)


                                                            CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,676           8,826          19,314               9,489           8,639          19,314
     2                  11,025            9,362           8,533          19,314               8,950           8,121          19,314
     3                  11,576            9,056           8,249          19,314               8,380           7,573          19,314
     4                  12,155            8,760           8,016          19,314               7,774           7,030          19,314
     5                  12,763            8,473           7,835          19,314               7,123           6,485          19,314
     6                  13,401            8,194           7,662          19,314               6,418           5,886          19,314
     7                  14,071            7,923           7,498          19,314               5,645           5,220          19,314
     8                  14,775            7,660           7,341          19,314               4,790           4,471          19,314
     9                  15,513            7,405           7,192          19,314               3,832           3,620          19,314
    10                  16,289            7,157           7,157          19,314               2,750           2,750          19,314
    11                  17,103            6,951           6,951          19,314               1,529           1,529          19,314
    12                  17,959            6,751           6,751          19,314                 127             127          19,314
    13                  18,856            6,555           6,555          19,314               *               *               *
    14                  19,799            6,365           6,365          19,314               *               *               *
    15                  20,789            6,178           6,178          19,314               *               *               *
    16                  21,829            5,997           5,997          19,314               *               *               *
    17                  22,920            5,820           5,820          19,314               *               *               *
    18                  24,066            5,647           5,647          19,314               *               *               *
    19                  25,270            5,479           5,479          19,314               *               *               *
    20                  26,533            5,314           5,314          19,314               *               *               *
    25                  33,864            4,551           4,551          19,314               *               *               *
    35                  55,160            3,281           3,281          19,314               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE  TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.



                                           NORTHBROOK LIFE INSURANCE COMPANY
                                    MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                   JOINT LIFE OPTION
                                                $10,000 INITIAL PREMIUM
                                             ISSUE AGE 55 MALE / 55 FEMALE
                                              INITIAL FACE AMOUNT: $43,779

                         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.22% NET)


                                                   CURRENT CHARGES(1)                             GUARANTEED CHARGES(2)
                                 ----------------------------------------         ---------------------------------------
                 Premiums

  End of        Accumulated                       Cash                                             Cash
 Contract        at 5% Interest   Account       Surrender        Death            Account        Surrender       Death
   Year          Per Year          Value          Value         Benefit            Value          Value         Benefit
-----------     -----------      ----------     ----------     ----------         ---------      ---------      ---------

    1               10,500          10,921         10,071         43,779            10,921         10,071         43,779
    2               11,025          11,929         11,101         43,779            11,929         11,101         43,779
    3               11,576          13,034         12,226         43,779            13,034         12,226         43,779
    4               12,155          14,243         13,499         43,779            14,243         13,499         43,779
    5               12,763          15,568         14,930         43,779            15,568         14,930         43,779
    6               13,401          17,018         16,487         43,779            17,018         16,487         43,779
    7               14,071          18,606         18,181         43,779            18,606         18,181         43,779
    8               14,775          20,346         20,027         43,779            20,346         20,027         43,779
    9               15,513          22,250         22,038         43,779            22,250         22,038         43,779
    10              16,289          24,336         24,336         43,779            24,336         24,336         43,779
    11              17,103          26,719         26,719         43,779            26,719         26,719         43,779
    12              17,959          29,325         29,325         43,779            29,325         29,325         43,779
    13              18,856          32,178         32,178         43,779            32,178         32,178         43,779
    14              19,799          35,309         35,309         43,779            35,309         35,309         43,779
    15              20,789          38,752         38,752         44,953            38,752         38,752         44,953
    16              21,829          42,532         42,532         48,912            42,532         42,532         48,912
    17              22,920          46,677         46,677         52,745            46,677         46,677         52,745
    18              24,066          51,223         51,223         56,858            51,223         51,223         56,858
    19              25,270          56,212         56,212         61,272            56,212         56,212         61,272
    20              26,533          61,692         61,692         66,011            61,692         61,692         66,011
    25              33,864          98,076         98,076        102,980            98,076         98,076        102,980
    35              55,160         241,148        241,148        253,206           238,925        238,925        250,871

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                NORTHBROOK LIFE INSURANCE COMPANY
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                        JOINT LIFE OPTION
                                     $10,000 INITIAL PREMIUM
                                  ISSUE AGE 55 MALE / 55 FEMALE
                                  INITIAL FACE AMOUNT: $43,779

              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.22% NET)


                                       CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                           --------------------------------       --------------------------------
             Premiums

 End of       Accumulated               Cash                                   Cash
Contract     at 5% InterestAccount      Surrender   Death         Account      Surrender   Death
  Year       Per Year       Value       Value      Benefit         Value       Value      Benefit
---------    ---------     --------    --------    --------       --------    --------    --------

   1           10,500       10,330       9,480      43,779         10,330       9,480      43,779
   2           11,025       10,672       9,843      43,779         10,672       9,843      43,779
   3           11,576       11,027      10,219      43,779         11,027      10,219      43,779
   4           12,155       11,394      10,650      43,779         11,394      10,650      43,779
   5           12,763       11,774      11,136      43,779         11,774      11,136      43,779
   6           13,401       12,168      11,637      43,779         12,168      11,637      43,779
   7           14,071       12,576      12,151      43,779         12,576      12,151      43,779
   8           14,775       12,999      12,680      43,779         12,999      12,680      43,779
   9           15,513       13,437      13,225      43,779         13,437      13,225      43,779
   10          16,289       13,891      13,891      43,779         13,891      13,891      43,779
   11          17,103       14,407      14,407      43,779         14,407      14,407      43,779
   12          17,959       14,916      14,916      43,779         14,916      14,916      43,779
   13          18,856       15,413      15,413      43,779         15,413      15,413      43,779
   14          19,799       15,914      15,914      43,779         15,895      15,895      43,779
   15          20,789       16,433      16,433      43,779         16,354      16,354      43,779
   16          21,829       16,969      16,969      43,779         16,783      16,783      43,779
   17          22,920       17,524      17,524      43,779         17,174      17,174      43,779
   18          24,066       18,098      18,098      43,779         17,511      17,511      43,779
   19          25,270       18,692      18,692      43,779         17,780      17,780      43,779
   20          26,533       19,306      19,306      43,779         17,960      17,960      43,779
   25          33,864       22,709      22,709      43,779         16,710      16,710      43,779
   35          55,160       31,515      31,515      43,779           *           *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                               NORTHBROOK LIFE INSURANCE COMPANY
                        MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                       JOINT LIFE OPTION
                                    $10,000 INITIAL PREMIUM
                                 ISSUE AGE 55 MALE / 55 FEMALE
                                  INITIAL FACE AMOUNT: $43,779

              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.78% NET)


                                       CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                           --------------------------------       -------------------------------
             Premiums

 End of       Accumulated               Cash                                   Cash
Contract     at 5% InterestAccount      Surrender   Death         Account     Surrender   Death
  Year       Per Year       Value       Value      Benefit        Value       Value      Benefit
---------    ---------     --------    --------    --------       -------     -------    --------

   1           10,500        9,739       8,889      43,779         9,739       8,889      43,779
   2           11,025        9,485       8,656      43,779         9,485       8,656      43,779
   3           11,576        9,236       8,429      43,779         9,236       8,429      43,779
   4           12,155        8,993       8,249      43,779         8,993       8,249      43,779
   5           12,763        8,756       8,118      43,779         8,756       8,118      43,779
   6           13,401        8,524       7,992      43,779         8,524       7,992      43,779
   7           14,071        8,297       7,872      43,779         8,297       7,872      43,779
   8           14,775        8,076       7,757      43,779         8,076       7,757      43,779
   9           15,513        7,860       7,647      43,779         7,860       7,647      43,779
   10          16,289        7,648       7,648      43,779         7,648       7,648      43,779
   11          17,103        7,457       7,457      43,779         7,457       7,457      43,779
   12          17,959        7,244       7,244      43,779         7,236       7,236      43,779
   13          18,856        7,037       7,037      43,779         6,979       6,979      43,779
   14          19,799        6,834       6,834      43,779         6,678       6,678      43,779
   15          20,789        6,636       6,636      43,779         6,325       6,325      43,779
   16          21,829        6,444       6,444      43,779         5,910       5,910      43,779
   17          22,920        6,256       6,256      43,779         5,418       5,418      43,779
   18          24,066        6,072       6,072      43,779         4,828       4,828      43,779
   19          25,270        5,893       5,893      43,779         4,116       4,116      43,779
   20          26,533        5,719       5,719      43,779         3,253       3,253      43,779
   25          33,864        4,908       4,908      43,779          *           *           *
   35          55,160        3,560       3,560      43,779          *           *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                NORTHBROOK LIFE INSURANCE COMPANY
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                        JOINT LIFE OPTION
                                     $10,000 INITIAL PREMIUM
                                  ISSUE AGE 65 MALE / 65 FEMALE
                                  INITIAL FACE AMOUNT: $27,688

             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.22% NET)


                                       CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                           --------------------------------       --------------------------------
             Premiums

 End of       Accumulated               Cash                                   Cash
Contract     at 5% InterestAccount      Surrender   Death         Account      Surrender   Death
  Year       Per Year       Value       Value      Benefit         Value       Value      Benefit
---------    ---------     --------    --------    --------       --------    --------    --------

   1           10,500       10,914      10,064      27,688         10,914      10,064      27,688
   2           11,025       11,898      11,070      27,688         11,898      11,070      27,688
   3           11,576       12,960      12,153      27,688         12,960      12,153      27,688
   4           12,155       14,107      13,363      27,688         14,107      13,363      27,688
   5           12,763       15,346      14,708      27,688         15,346      14,708      27,688
   6           13,401       16,688      16,157      27,688         16,688      16,157      27,688
   7           14,071       18,144      17,719      27,688         18,144      17,719      27,688
   8           14,775       19,728      19,410      27,688         19,728      19,410      27,688
   9           15,513       21,460      21,248      27,688         21,460      21,248      27,688
   10          16,289       23,363      23,363      27,688         23,363      23,363      27,688
   11          17,103       25,575      25,575      27,688         25,575      25,575      27,688
   12          17,959       28,044      28,044      29,446         28,044      28,044      29,446
   13          18,856       30,751      30,751      32,288         30,751      30,751      32,288
   14          19,799       33,711      33,711      35,397         33,711      33,711      35,397
   15          20,789       36,946      36,946      38,793         36,946      36,946      38,793
   16          21,829       40,478      40,478      42,502         40,478      40,478      42,502
   17          22,920       44,330      44,330      46,546         44,330      44,330      46,546
   18          24,066       48,525      48,525      50,952         48,525      48,525      50,952
   19          25,270       53,089      53,089      55,744         53,089      53,089      55,744
   20          26,533       58,046      58,046      60,949         58,046      58,046      60,949
   25          33,864       90,553      90,553      95,081         89,717      89,717      94,203
   35          55,160      222,193     222,193     224,415        216,710     216,710     218,877

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                NORTHBROOK LIFE INSURANCE COMPANY
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                        JOINT LIFE OPTION
                                     $10,000 INITIAL PREMIUM
                                  ISSUE AGE 65 MALE / 65 FEMALE
                                  INITIAL FACE AMOUNT: $27,688

              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.22% NET)


                                       CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                           --------------------------------       --------------------------------
             Premiums

 End of       Accumulated               Cash                                   Cash
Contract     at 5% InterestAccount      Surrender   Death         Account      Surrender   Death
  Year       Per Year       Value       Value      Benefit         Value       Value      Benefit
---------    ---------     --------    --------    --------       --------    --------    --------

   1           10,500       10,323       9,473      27,688         10,323       9,473      27,688
   2           11,025       10,641       9,812      27,688         10,641       9,812      27,688
   3           11,576       10,952      10,145      27,688         10,952      10,145      27,688
   4           12,155       11,253      10,509      27,688         11,253      10,509      27,688
   5           12,763       11,553      10,915      27,688         11,541      10,903      27,688
   6           13,401       11,861      11,330      27,688         11,811      11,279      27,688
   7           14,071       12,179      11,754      27,688         12,057      11,632      27,688
   8           14,775       12,506      12,187      27,688         12,272      11,953      27,688
   9           15,513       12,842      12,629      27,688         12,447      12,235      27,688
   10          16,289       13,188      13,188      27,688         12,571      12,571      27,688
   11          17,103       13,613      13,613      27,688         12,685      12,685      27,688
   12          17,959       14,052      14,052      27,688         12,726      12,726      27,688
   13          18,856       14,506      14,506      27,688         12,682      12,682      27,688
   14          19,799       14,976      14,976      27,688         12,534      12,534      27,688
   15          20,789       15,462      15,462      27,688         12,261      12,261      27,688
   16          21,829       15,965      15,965      27,688         11,832      11,832      27,688
   17          22,920       16,485      16,485      27,688         11,203      11,203      27,688
   18          24,066       17,023      17,023      27,688         10,317      10,317      27,688
   19          25,270       17,580      17,580      27,688          9,096       9,096      27,688
   20          26,533       18,156      18,156      27,688          7,439       7,439      27,688
   25          33,864       21,346      21,346      27,688           *           *           *
   35          55,160       29,605      29,605      29,901           *           *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.


                                           NORTHBROOK LIFE INSURANCE COMPANY
                                    MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                   JOINT LIFE OPTION
                                                $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE / 65 FEMALE
                                              INITIAL FACE AMOUNT: $27,688

                          ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.78% NET)


                                                   CURRENT CHARGES(1)                             GUARANTEED CHARGES(2)
                                 ----------------------------------------         ---------------------------------------
                 Premiums

  End of        Accumulated                       Cash                                             Cash
 Contract        at 5% Interest   Account       Surrender        Death            Account        Surrender       Death
   Year          Per Year          Value          Value         Benefit            Value          Value         Benefit
-----------     -----------      ----------     ----------     ----------         ---------      ---------      ---------

    1               10,500           9,732          8,882         27,688             9,732          8,882         27,688
    2               11,025           9,454          8,625         27,688             9,454          8,625         27,688
    3               11,576           9,161          8,354         27,688             9,161          8,354         27,688
    4               12,155           8,862          8,118         27,688             8,851          8,107         27,688
    5               12,763           8,572          7,934         27,688             8,518          7,880         27,688
    6               13,401           8,290          7,758         27,688             8,156          7,625         27,688
    7               14,071           8,016          7,591         27,688             7,757          7,332         27,688
    8               14,775           7,750          7,432         27,688             7,311          6,992         27,688
    9               15,513           7,492          7,280         27,688             6,804          6,591         27,688
    10              16,289           7,242          7,242         27,688             6,220          6,220         27,688
    11              17,103           7,035          7,035         27,688             5,564          5,564         27,688
    12              17,959           6,832          6,832         27,688             4,791          4,791         27,688
    13              18,856           6,634          6,634         27,688             3,876          3,876         27,688
    14              19,799           6,442          6,442         27,688             2,793          2,793         27,688
    15              20,789           6,254          6,254         27,688             1,502          1,502         27,688
    16              21,829           6,070          6,070         27,688             *              *              *
    17              22,920           5,891          5,891         27,688             *              *              *
    18              24,066           5,717          5,717         27,688             *              *              *
    19              25,270           5,547          5,547         27,688             *              *              *
    20              26,533           5,381          5,381         27,688             *              *              *
    25              33,864           4,610          4,610         27,688             *              *              *
    35              55,160           3,327          3,327         27,688             *              *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.